FIRST AMENDMENT
TO MASTER CREDIT FACILITY AGREEMENT

THIS FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is effective as of the 9th day of December, 2011, by and among (i) (a) PHNTUS ARBOR GARDENS INC., a California corporation, (b) PHNTUS AUSTIN GARDENS INC., a California corporation, (c) PHNTUS BECKETT MEADOWS LLC, a Delaware limited liability company, (d) PHNTUS CANTERBURY WOODS LLC, a Delaware limited liability company, (e) PHNTUS CHARLESTON GARDENS LLC, a Delaware limited liability company, (f) PHNTUS CREEKSIDE LLC, a Delaware limited liability company, (g) PHNTUS DESERT SPRINGS LLC, a Delaware limited liability company, (h) PHNTUS HERITAGE HILLS LLC, a Delaware limited liability company, (i) PHNTUS KP SHREVEPORT LLC, a Delaware limited liability company, (j) PHNTUS LAKES LLC, a Delaware limited liability company, (k) PHNTUS LO CAPE MAY LLC, a Delaware limited liability company, (l) PHNTUS LO FOLSOM INC., a California corporation, (m) PHNTUS LO JOLIET LLC, a Delaware limited liability company, (n) PHNTUS LO ROCKFORD LLC, a Delaware limited liability company, (o) PHNTUS OAK HOLLOW LLC, a Delaware limited liability company, (p) PHNTUS PINEHURST LLC, a Delaware limited liability company, (q) PHNTUS PINE MEADOW LLC, a Delaware limited liability company, (r) PHNTUS PINES AT GOLDSBORO LLC, a Delaware limited liability company, (s) PHNTUS QUAIL RIDGE LLC, a Delaware limited liability company, (t) PHNTUS RICHLAND GARDENS LLC, a Delaware limited liability company, (u) PHNTUS SILVERLEAF MANOR LLC, a Delaware limited liability company, and (v) PHNTUS STONEBRIDGE LLC, a Delaware limited liability company (individually and collectively, “Borrower”), (ii) EMERITUS CORPORATION, a Washington corporation (“Guarantor”; together with Borrower, “Borrower Parties”), (iii) BERKADIA COMMERCIAL MORTGAGE LLC, a Delaware limited liability company (“Lender”), and (iv) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

RECITALS
A. Borrower Parties entered into that certain Master Credit Facility Agreement, dated as of April 1, 2008 (as amended, restated, modified, or supplemented from time to time, the “Master Agreement”) by and among (i) Borrower Parties and (ii) CAPMARK FINANCE INC., a California corporation (“Original Lender”).

B. All of Original Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and other Loan Documents, dated as of even date with the Master Agreement (the “Assignment”).  Lender has acquired certain loan origination and servicing assets of Capmark Financial Group Inc., including, without limitation, the Loan Documents executed in connection with the Master Agreement.  Fannie Mae has not assumed (i) any of the obligations of Lender under the Master Agreement to make Future

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Advances or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances.  Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.

C. The parties are executing this Amendment pursuant to the Master Agreement to reflect the release of the Mortgaged Property commonly known as Emeritus at Desert Springs located in El Paso County, Texas (the “Release Property”) from the Collateral Pool.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1. Recitals.  The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.

Section 2. Release of Mortgaged Property.  The Release Property is hereby released from the Collateral Pool under the Master Agreement.  Except as otherwise set forth in Section 18 of the Security Instrument, PHNTUS DESERT SPRINGS LLC, a Delaware limited liability company, is hereby released as a Borrower from the Master Agreement and the Loan Documents.

Section 3. Exhibit A.  Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Amendment.

Section 4. Capitalized Terms.  All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 5. Full Force and Effect.  Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

Section 6. Counterparts.  This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

Section 7. Applicable Law.  The provisions of Section 13.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

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IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable), each by its duly authorized representative.  Where applicable law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

PHNTUS ARBOR GARDENS INC., a California corporation

By:	Emeritus Corporation, a Washington corporation, its sole shareholder

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS AUSTIN GARDENS INC, a California corporation

By:	Emeritus Corporation, a Washington corporation, its sole shareholder

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS BECKETT MEADOWS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

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PHNTUS CANTERBURY WOODS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn                                                       (SEAL)
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS CHARLESTON GARDENS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS CREEKSIDE LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

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PHNTUS DESERT SPRINGS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS HERITAGE HILLS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn                                                       (SEAL)
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS KP SHREVEPORT LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

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PHNTUS LAKES LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS LO CAPE MAY LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS LO FOLSOM INC, a California corporation

By:	Emeritus Corporation, a Washington corporation, its sole shareholder

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

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PHNTUS LO JOLIET LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS LO ROCKFORD LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS OAK HOLLOW LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

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PHNTUS PINEHURST LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS PINE MEADOW LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS PINES AT GOLDSBORO LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn                                                       (SEAL)
 Eric Mendelsohn
 Senior Vice President Corporate Development

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PHNTUS QUAIL RIDGE LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS RICHLAND GARDENS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

PHNTUS SILVERLEAF MANOR LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

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PHNTUS STONEBRIDGE LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

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GUARANTOR

EMERITUS CORPORATION, a Washington corporation

By:           /s/  Eric Mendelsohn
 Eric Mendelsohn
 Senior Vice President Corporate Development

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LENDER:

BERKADIA COMMERCIAL MORTGAGE LLC, a Delaware limited liability company

By:           /s/  Allen Sullivan
Name:     Allen Sullivan
Title:       Authorized Representative

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FANNIE MAE:

FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States

By:           /s/  Michael W. Dick
Name:      Michael W. Dick
Title:        Asst. Vice President

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EXHIBIT A

SCHEDULE OF MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

Borrower	Property Name & Address	Initial Valuation
PHNTUS ARBOR GARDENS INC., a California corporation	Arbor Gardens at Corona 2005 Kellogg Avenue Corona, California 92870 (Riverside County)	$4,465,000
PHNTUS AUSTIN GARDENS INC, a California corporation	Austin Gardens 2150 W. Kettleman Lane Lodi, California 95242 (San Joaquin County)	$5,840,000
PHNTUS BECKETT MEADOWS LLC, a Delaware limited liability company	Beckett Meadows 7709 Beckett Road Austin, Texas 78749 (Travis County)	$16,400,000
PHNTUS CANTERBURY WOODS LLC, a Delaware limited liability company	Canterbury Woods 100 Garfield Avenue Attleboro, Massachusetts 02703 (Bristol County)	$29,610,000
PHNTUS CHARLESTON GARDENS LLC, a Delaware limited liability company	Charleston Gardens 800 Association Drive Charleston, West Virginia 25311 (Kanawha County)	$22,970,000
PHNTUS CREEKSIDE LLC, a Delaware limited liability company	Creekside 2000 West Spring Creek Parkway Plano, Texas 75023 (Collin County)	$9,000,000
PHNTUS HERITAGE HILLS LLC, a Delaware limited liability company	Heritage Hills 3607 Weems Road Columbus, Georgia 31909 (Muscogee County)	$7,800,000
PHNTUS KP SHREVEPORT LLC, a Delaware limited liability company	Kingsley Place Shreveport 7110 University Drive Shreveport, Louisiana 71105 (Caddo Parish)	$8,700,000
PHNTUS LAKES LLC, a Delaware limited liability company	The Lakes 7460 Lake Breeze Drive Fort Meyers, Florida 33907 (Lee County)	$45,400,000
PHNTUS LO CAPE MAY LLC, a Delaware limited liability company	Loyalton of Cape May 591 Route 9 South Cape May, New Jersey 08210 (Cape May County)	$14,126,000
PHNTUS LO FOLSOM INC, a California corporation	Loyalton of Folsom 780 Harrington Way Folsom, California 95630 (Sacramento County)	$28,720,000
PHNTUS LO JOLIET LLC, a Delaware limited liability company	Loyalton of Joliet 3320 Executive Drive Joliet, Illinois 60431 (Will County)	$12,470,000

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PHNTUS LO ROCKFORD LLC, a Delaware limited liability company	Loyalton of Rockford 1545 Temple Lane Rockford, Illinois 61112 (Winnebago County)	$20,340,000
PHNTUS OAK HOLLOW LLC, a Delaware limited liability company	Oak Hollow 2016 L Don Dodson Parkway Bedford, Texas 76095 (Tarrant County)	$10,400,000
PHNTUS PINEHURST LLC, a Delaware limited liability company	Pinehurst 5403 Plantation Drive Tyler, Texas 75703 (Smith County)	$8,640,000
PHNTUS PINE MEADOW LLC, a Delaware limited liability company	Pine Meadows 107 Fox Chase Drive Hattiesburg, Mississippi 39401 (Forrest County)	$5,275,000
PHNTUS PINES AT GOLDSBORO LLC, a Delaware limited liability company	Pines at Goldsboro 380 Country Day Road Goldsboro, North Carolina 27530 (Wayne County)	$18,010,000
PHNTUS QUAIL RIDGE LLC, a Delaware limited liability company	Quail Ridge 5204 Elgin Avenue Lubbock, Texas 79413 (Lubbock County)	$11,100,000
PHNTUS RICHLAND GARDENS LLC, a Delaware limited liability company	Richland Gardens 770 W. Gage Boulevard Richland, Washington 99352 (Benton County)	$16,800,000
PHNTUS SILVERLEAF MANOR LLC, a Delaware limited liability company	Silverleaf Manor 4555 35th Avenue Meridian, Mississippi 39305 (Lauderdale County)	$9,670,000
PHNTUS STONEBRIDGE LLC, a Delaware limited liability company	Stonebridge 9271 White Rock Trail Dallas, Texas 75238 (Dallas County)	$9,200,000

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